                                SUPPLEMENT NO. 5
                                       TO
                           STATEMENT OF UNDERSTANDING
                        REGARDING PET FOOD JOINT VENTURE

      THIS SUPPLEMENT NO. 5 dated as of the 16th day of January, 1997, between THE ANDERSONS, INC. ("Andersons") a corporation organized under the laws of the State of Ohio, and HUBBARD MILLING COMPANY ("Hubbard"), a Minnesota corporation.

                                    RECITALS

      1. Pursuant to a Statement of Understanding Regarding Pet Food Joint Venture dated June 1, 1984 (the "Joint Venture Agreement"), Andersons and Hubbard have created a joint venture (the "Venture") for the purpose of engaging in the manufacturing, marketing and production of pet foods at the Feed Mill (as defined in the Joint Venture Agreement). The Joint Venture Agreement was supplement by Supplement No. 1 dated May 31, 1989, Supplement No. 2 dated November 27, 1990, Supplement No. 3 dated November 18, 1992, and Supplement No. 4 dated November 9, 1994.

      2. Andersons and Hubbard again desire to supplement and amend the Joint Venture Agreement and Supplements No. 1, No. 2, No. 3, and No. 4 as herein provided.

                                   AGREEMENT

      For good and valuable consideration, Andersons and Hubbard hereby agree as follows:

            1. Termination. Paragraph 29 of the Joint Venture Agreement is hereby amended and restated in its entirety as follows:

            "29. Termination. This Agreement and the Venture shall terminate as follows:

            (a) by the mutual written consent of Hubbard and Andersons;

            (b) on July 31, 1997, unless Hubbard and Andersons shall agree no later than April 30, 1997, upon the terms and conditions of an extension of the Venture; and

            (c) as of the date, if any, on or after July 31, 1997, on which there occurs a closing of a purchase of assets by Hubbard pursuant to the exercise of the option granted under paragraph 25 of this Agreement.

      Nothing contained in this paragraph shall affect or impair any rights or obligations arising prior to or at the time of the termination of this Agreement or which may arise by an event causing the termination of this Agreement and the Venture."

            2. Extension and Future Exercise of Option. Paragraph 2 of Exhibit 1 to the Joint Venture Agreement is hereby amended and restated in its entirety as follows:

            "2. Exercise. The Option shall not be voluntarily exercisable by Hubbard until July 31, 1997. From and after such date, Hubbard may voluntarily exercise the Option by delivering written notice of election to purchase to Andersons in the manner specified for notices in the Statement of Understanding.

            The Option shall be deemed to have been exercised by Hubbard on April 30, 1997, if Hubbard and Andersons shall not agree to an extension of the term of the Venture by April 30, 1997, with closing to occur on July 31, 1997, or any other reasonably appropriate late date specified by Hubbard in accordance with Paragraph 5 of Exhibit 1 to the Statement of Understanding. As provided in Section 29(b) of the Statement of Understanding, the Venture will terminate as of July 31, 1997, unless Hubbard and the Andersons agree on an extension of the Venture by April 30, 1997."

            3. Paragraphs 1 and 2 of the Supplement No. 4 are superseded by the provision of this Supplement No. 5.

            IN WITNESS WHEREOF, Andersons and Hubbard have caused this Supplement No. 5 to be executed by their duly authorized representatives as of the date first written above.

                                   THE ANDERSONS, INC.


                                   By: /s/ Chris Anderson
                                      ------------------------------------------
                                   Chris Anderson
                                   President - Processing & Manufacturing

                                   HUBBARD MILLING COMPANY


                                   By: /s/ Paul Holzhueter
                                      ------------------------------------------
                                   Paul Holzhueter
                                   Group Vice President